Exhibit 32.2

SECTION 1350 CERTIFICATION

I, Nicole S. Stokes, Executive Vice President and Chief Financial Officer of Ameris Bancorp (the “Company”), do hereby certify, in accordance with 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.
The Annual Report on Form 10-K of the Company for the year ended December 31, 2018 (the “Periodic Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 1, 2019	/s/ Nicole S. Stokes
Nicole S. Stokes,
Executive Vice President and Chief Financial Officer (principal accounting and financial officer)